UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 20, 2006

CHILCO RIVER HOLDINGS INC. (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-50911 (Commission File Number)	98-0419129 (IRS Employer Identification No.)

355 Lemon Ave., Suite C Walnut, CA 91789 (Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (646) 330-5859

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        The information set forth under Item 3.02 of this Current Report on Form 8-K is incorporated by reference in response to this Item 1.01.

Item 3.02. Unregistered Sale of Equity Securities

        The registrant has completed the offer and sale of 1,365,667 units of the registrant, at a price of $1.50 dollars per unit, each unit consisting of one share of the registrant’s common stock, par value $0.001, and one non-transferable share purchase warrant which entitles the purchaser to subscribe for one additional common share at a price of $2.00 dollars per share by the first anniversary of the date of issuance. The offering of units was conducted by the Company in a private placement to non-U.S. persons outside the United States pursuant to an exemption from registration available under Rule 903 of Regulation S of the United States Securities Act of 1933, as amended.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHILCO RIVER HOLDINGS INC. (Registrant) By: /s/ Tom Liu Tom Liu Chief Executive Officer

Dated:   January 20, 2006